SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 14, 2006
                                -----------------
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                000 - 26099                        94-3327828
          ------------------------      ---------------------------------
          (Commission File Number)      (IRS Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
                  --------------------------------------------
            (Address of principal executive offices)  (Zip Code)


                                 (209) 367-2300
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The Board of Directors of Farmers & Merchants Bancorp regrets to announce that one of its Directors, Harry C. Schumacher, passed away on Thursday, December 14, 2006.

Mr. Schumacher was an employee of Farmers & Merchants Bank for fifty-one years, serving as President for over three years until his retirement in 1997. He was elected a Director in 1997.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARMERS & MERCHANTS BANCORP


                                        By    /s/ Stephen W. Haley
                                              --------------------------

                                              Stephen W. Haley
                                              Executive Vice President
                                              & Chief Financial Officer


Date: December 18, 2006